To reduce the volume of mail shareholders receive and to reduce expenses, only one copy of most fund reports, such as the fund's annual and semi-annual reports, may be mailed to a household. Additional copies may be obtained, without charge, by calling Fund Information at 1-800/DIAL BEN (1-800/342-5236).

Your Fund's Objective:
The Franklin Equity Fund seeks capital appreciation and secondarily, current income, by investing primarily in common stocks or securities convertible into common stocks.
                                                         February 15, 1996
Dear Shareholder:

We are pleased to bring you this semi-annual report for the Franklin Equity Fund, covering the six months ended December 31, 1995.

During this period, the U.S. economy continued to grow slowly with few signs of inflation and no apparent upward pressure on wages. Gross Domestic Product (GDP) expanded at an annual rate of approximately 3%, and the inflation rate was below 2%, as measured by the Consumer Price Index. In response, the Federal Reserve Board lowered the federal funds rate on July 6, 1995, and again on December 19, 1995, bringing its target level down to 5.50% from the 6.00% peak reached in February 1995. During this time, a rally in bond prices brought the 30-year U.S. Treasury bond yield down from 6.62% on June 30, 1995 to 5.95% on December 31, 1995.

Low levels of inflation and falling interest rates encouraged the domestic equity markets, and many major indices reached record highs during this reporting period. For example, the unmanaged Standard & Poor's 500 Stock Index (S&P 500)(R) rose from 544.75 to 615.93 between June 30, 1995 and December 31, 1995, and produced a total return of +14.45% during this time. Between September and December, however, a combination of profit-taking and uncertainty regarding competing proposals to balance the federal budget by 2002 greatly increased market volatility. Within this environment, the Franklin Equity Fund Class I shares provided a total return of +10.28%, as shown in the Performance Summary on page 6.


GRAPHIC MATERIAL 1 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

1. The Philadelphia Semiconductor Index, which is an index of 16 leading semiconductor industry stocks, declined by 33.9% from its September 12, 1995 peak through December 31, 1995.

The semiconductor industry in particular was extremely volatile during the last four months of the reporting period. Speculation that the industry had passed the peak of its current business cycle raised concerns about whether too much production capacity had been added, which could lead to declining product prices. As a result, the industry's stocks lost their market leadership and suffered a correction of over 33% between September and December 1995.1 Believing that many of these stocks were trading at extreme discounts to their intrinsic value, and that prices for this volatile group's securities were nearing the bottom, we started buying shares of some of these companies. For example, SGS-Thomson Microelectronics' stock experienced a great deal of selling pressure during this period, but in our opinion, the weakened price did not reflect the company's positive fundamental financial condition. We therefore took this opportunity to increase our holdings.

Despite this volatility, we remained more heavily weighted in technology stocks than the S&P 500. We believe that they are still in a long-term secular growth trend because computers and communications products continue to revolutionize the way we work and play. An article in the Bank Credit Analyst of June 1995, about long-term trends in capital spending as they relate to fundamental shifts in society, pointed out that as the world moved from an agrarian to an industrial-based economy in the 1880s, expenditures on railroads peaked at more than 12% of GDP.2 As society shifts from an industrial-based to an "information-based" economy in the 1990s, current information processing expenditures account for only about 4% of GDP, which may indicate that there is room for considerably higher spending. With its current holdings, the Franklin Equity Fund should be well-positioned to benefit from this long-term trend.

New fund investments with potential for solid capital appreciation included Procter & Gamble, Cisco Systems, Estee Lauder, and Pepsico. Although these companies operate in disparate industries, we believe all are very well-positioned within their respective market niches. They contribute to the fact that, according to the Institutional Brokerage Estimate Service (I/B/E/S) as of December 31, 1995, the weighted average estimate for growth in operating earnings for the fund's holdings is over 20% for 1996 versus 6% for the S&P 500. At the same time, the fund's estimated 1996 average price/earnings ratio of 15 is below that of the S&P 500.

2. "Prospects for the U.S. Long-Wave Expansion," The Bank Credit Analyst, June 1995, pp. 28-47.

One strength of the Franklin Equity Fund is its ability to use both internally developed quantitative tools (formulas that compare financial data of many companies) and quantitative tools generated by outside sources, in combination with fundamental investment ideas generated within the Franklin equity research group. Stocks of companies that are both quantitatively and fundamentally attractive to us become new investments for the fund.

To illustrate the advantages of this process, consider this: in 1994, the Federal Reserve Board was in the process of raising interest rates, the bond market was suffering one of its worst declines in history, and stocks of electric utility companies appeared to be "washed up" for some time to come. Since Franklin is one of the country's largest managers of utilities stock funds, with considerable knowledge about this sector, we were able to work closely with our utility stock analysts and found fundamental value in a number of these companies. Some of them also met our quantitative standards, and we invested in several electric utility companies at that time. One of these investments, Pinnacle West, handsomely outperformed all the rest by increasing more than 50% between our purchases in late 1994 and the end of this reporting period. Capital appreciation of 50% for an electric utility stock in just over one year's time is unusually high.

   Franklin Equity Fund
   Top 10 Holdings on 12/31/95
   As a Percentage of Total Net Assets

   Company,                               % of Total
   Industry                               Net Assets

   1.  Intel Corp.                           2.61%
       Electronic Technology

   2.  National Semiconductor Corp.          2.24%
       Electronic Technology

   3.  Bay Networks, Inc.                    2.22%
       Electronic Technology

   4.  GTE Corp.                             2.22%
       Utilities

   5.  ECI Telecommunications, Ltd.          2.13%
       Electronic Technology

   6.  Philip Morris Cos., Inc.              1.95%
       Consumer Non-durables

   7.  Oracle Corp.                          1.83%
       Technology Services

   8.  Silicon Graphics, Inc.                1.78%
       Electronic Technology

   9.  Xerox Corp.                           1.77%
       Producer Manufacturing

   10. Omnicom Group, Inc.                   1.72%
       Commercial Services



For a detailed listing of portfolio holdings, see page 8 of this report.


Looking forward, we expect the slow growth environment of late 1995 to persist throughout 1996. Although we are concerned about potentially lower corporate profits and their effect on security prices, we believe our integrated approach to security selection can help the fund produce above average returns over the long term, while providing shareholders with exposure to both U.S. and foreign equity markets.

This discussion reflects the strategies we employed for the fund during the past six-month period, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change in light of new circumstances as they arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

As always, we thank you for your participation in the Franklin Equity Fund and welcome any comments or suggestions you may have.

Sincerely,



Charles B. Johnson
Chairman


Performance Summary

Class I Shares

The Franklin Equity Fund Class I shares reported a total return of +10.28% for the six-month period ended December 31, 1995 and a total return of +32.94% for the one-year period ended December 31, 1995. Total return measures the change in value of an investment, does not include the maximum initial sales charge, and assumes reinvestment of dividends and capital gains. As the chart on page 7 illustrates, the Franklin Equity Fund's Class I shares delivered a cumulative total return of more than +195% and an average annual total return of more than +10% over the 10-year period ended December 31, 1995.

During the reporting period, Class I shareholders received distributions totaling 3.6 cents ($0.036) per share in income dividends, 22.7 cents ($0.227) in short-term capital gains, and 23.53 cents ($0.2353) in long-term capital gains. As measured by net asset value, the price of the fund's Class I shares increased from $7.24 on June 30, 1995 to $7.48 on December 31, 1995. Of course, past performance cannot guarantee future results, and distributions will vary depending on income earned by the fund, as well as any profits realized from the sale of securities in the portfolio.

Class II Shares

The Franklin Equity Fund Class II shares reported a total return of +9.75% for this six-month period ended December 31, 1995 and a total return of +20.26% since inception on May 1, 1995. Total return measures the change in value of an investment, does not include sales charges, and assumes reinvestment of dividends and capital gains.

During the reporting period, Class II shareholders received distributions totaling 1.9 cents ($0.019) per share in income dividends, 22.7 cents ($0.227) in short-term capital gains, and 23.53 cents ($0.2353) in long-term capital gains. As measured by net asset value, the price of the fund's Class II shares increased from $7.25 on June 30, 1995 to $7.47 on December 31, 1995. Of course, past performance cannot guarantee future results, and distributions will vary depending on income earned by the fund, as well as any profits realized from the sale of securities in the portfolio.

Franklin Equity Fund

Periods ended 12/31/95

                                                                   Class II
                                                                     Since
                                                                   Inception
                               One-Year    Five-Year   Ten-Year    (5/1/95)

Cumulative Total Return1
  Class I Shares                32.94%      86.78%      195.18%        --
  Class II Shares                  --           --           --        20.26%

Average Annual Total Return2
  Class I shares                27.05%      12.26%       10.93%       --

Aggregate Total Return3
  Class II Shares                 --          --          --        18.02%



1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the current maximum 4.5% initial sales charge for Class I shares, or the 1.00% initial sales charge and 1.00% contingent deferred sales charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment.
See note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum 4.5% initial sales charge. See note below. 3. Figures represent aggregate total returns, which include the 1.00% initial sales charge and represent the change in value of an investment since the inception date of these shares. It also includes the 1.00% CDSC applicable to shares redeemed within 18 months of purchase. Since Class II shares have existed for less than one year, average annual total returns are not provided. See note below.

Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-l, which will affect future performance. All total return figures assume reinvestment of dividends and capital gains at net asset value, and take into account the effect of the 12b-1 plan from the date of its implementation. Class II shares are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.






FRANKLIN EQUITY FUND

Statement of Investments in Securities and Net Assets, December 31, 1995 (unaudited)


                                                                                                        Value
   Shares                                                                                             (Note 1)

                  Common Stocks  94.2%

                  Advertising  1.7%
     160,000      Omnicom Group, Inc. ..........................................................   $   5,960,000
                                                                                                   -------------

                  Aerospace/Defense  1.7%
      50,000      Lockheed Martin Corp..........................................................       3,950,000
      40,000      Raytheon Co. .................................................................       1,890,000
                                                                                                   -------------
                                                                                                       5,840,000
                                                                                                   -------------
                  Beverages  0.7%
      45,000      Pepsico, Inc. ................................................................       2,514,375
                                                                                                   -------------
                  Broadcasting & Cable TV  2.0%
     150,000      TCA Cable TV, Inc. ...........................................................       4,143,750
     120,000    a Telewest Communications, Plc., ADR............................................       2,895,000
                                                                                                   -------------
                                                                                                       7,038,750
                                                                                                   -------------
                  Chemical, Specialty  0.9%
      50,000      Vigoro Corp...................................................................       3,087,500
                                                                                                   -------------
                  Computer/Peripherals  3.3%
      50,000    a Komag, Inc....................................................................       2,306,250
     161,100    a Lexmark International Group Inc., Class A.....................................       2,940,075
     225,000    a Silicon Graphics, Inc. .......................................................       6,187,500
                                                                                                   -------------
                                                                                                      11,433,825
                                                                                                   -------------
                  Computer Software  4.3%
      75,000    a Business Objects S.A., ADR....................................................       3,628,125
      75,000    a Informix Corp. ...............................................................       2,250,000
     150,000    a Oracle Corp. .................................................................       6,356,250
      75,000    a Sybase, Inc. .................................................................       2,700,000
                                                                                                   -------------
                                                                                                      14,934,375
                                                                                                   -------------

                  Data Networking  4.0%
     187,500    a Bay Networks, Inc. ...........................................................       7,710,938
      25,000    a Cabletron Systems, Inc........................................................       2,025,000
      35,000    a Cisco Systems, Inc. ..........................................................       2,611,875
      30,000    a 3Com Corp.....................................................................       1,398,750
                                                                                                   -------------
                                                                                                      13,746,563
                                                                                                   -------------
                  Drugs  2.0%
      25,000      American Home Products Corp. .................................................       2,425,000
      35,000      Bristol-Myers Squibb Co. .....................................................       3,005,625
     145,800    a Noven Pharmaceuticals, Inc. ..................................................       1,640,250
                                                                                                   -------------
                                                                                                       7,070,875
                                                                                                   -------------
                  Electronics/Electrical Equipment  3.3%
      60,000    a Applied Materials, Inc. ......................................................     $ 2,362,500
      80,000    a Bell & Howell Holdings Co. ...................................................       2,240,000
      50,000      Motorola, Inc. ...............................................................       2,850,000
     100,000      Nokia Corp., ADR..............................................................       3,887,500
                                                                                                   -------------
                                                                                                      11,340,000
                                                                                                   -------------
                  Entertainment  1.0%
     131,250      Gaylord Entertainment Co. ....................................................       3,642,187
                                                                                                   -------------
                  Financial/Banks  4.9%
      55,100  a,d Christiania Bank, ADR.........................................................       1,278,744
      65,000      Citicorp......................................................................       4,371,250
      72,400      First Chicago Corp. ..........................................................       2,859,800
      75,000      First USA, Inc. ..............................................................       3,328,125
      40,000      J.P. Morgan & Co., Inc. ......................................................       3,210,000
      52,500  a,d Nordbanken AB, ADR............................................................       1,809,947
                                                                                                   -------------
                                                                                                      16,857,866
                                                                                                   -------------
                  Forest Products/Paper  1.0%
     400,000    a Asia Pacific Resources International Holdings, Ltd. ..........................       1,900,000
     270,000  a,d Portucel Industrial, SA.......................................................       1,596,456
                                                                                                   -------------
                                                                                                       3,496,456
                                                                                                   -------------
                  Home Building  1.9%
     100,000    a Beazer Homes USA, Inc. .......................................................       2,062,500
     175,000      Lennar Corp. .................................................................       4,396,875
                                                                                                   -------------
                                                                                                       6,459,375
                                                                                                   -------------
                  Hospital Management/Services  5.0%
     125,000    a Health Management, Inc. ......................................................       1,656,250
     125,000    a Humana, Inc. .................................................................       3,421,875
     200,000    a OrNda HealthCorp .............................................................       4,650,000
      50,000    a Quantum Health Resources, Inc. ...............................................         490,625
     100,000    a Sun Healthcare Group, Inc. ...................................................       1,350,000
     125,000      U.S. Healthcare, Inc. ........................................................       5,812,500
                                                                                                   -------------
                                                                                                      17,381,250
                                                                                                   -------------
                  Household Products  1.4%
      60,000      Proctor & Gamble Co. .........................................................       4,980,000
                                                                                                   -------------
                  Insurance  4.3%
     130,000      Leucadia National Corp. ......................................................       3,250,000
      80,000      Prudential Reinsurance Holdings, Inc. ........................................       1,870,000
     125,000    a Risk Capital Holdings, Inc. ..................................................       2,921,875
                  Insurance (cont.)
      70,000      The PMI Group, Inc. ..........................................................     $ 3,167,500
      60,000      Travelers Group, Inc. ........................................................       3,772,500
                                                                                                   -------------
                                                                                                      14,981,875
                                                                                                   -------------
                  Lodging  1.0%
     200,000    a Red Lion Hotels, Inc. ........................................................       3,500,000
                                                                                                   -------------
                  Machinery  1.3%
     125,000      Roper Industries, Inc. .......................................................       4,593,750
                                                                                                   -------------
                  Mining  0.6%
      75,000      Barrick Gold Corp. ...........................................................       1,978,125
                                                                                                   -------------
                  Multiform Industries  1.1%
     125,000      Pittston Services Group.......................................................       3,921,875
                                                                                                   -------------
                  Natural Gas, Diversified  1.3%
     100,000      Williams Cos., Inc. ..........................................................       4,387,500
                                                                                                   -------------
                  Office/Business Equipment  1.8%
      45,000      Xerox Corp. ..................................................................       6,165,000
                                                                                                   -------------
                  Oil & Gas Exploration  3.2%
     125,000    a Barrett Resources Corp. ......................................................       3,671,875
     190,300      Enron Oil & Gas Co. ..........................................................       4,567,200
      50,000      Parker & Parsley Petroleum Co. ...............................................       1,100,000
      75,000    a Union Pacific Resources Group, Inc. ..........................................       1,903,125
                                                                                                   -------------
                                                                                                      11,242,200
                                                                                                   -------------
                  Oil Refiners  0.9%
     125,000      Ultramar Corp. ...............................................................       3,218,750
                                                                                                   -------------
                  Petroleum  5.0%
      70,000      Chevron Corp. ................................................................       3,675,000
      35,000      Mobil Corp. ..................................................................       3,920,000
     115,000      Repsol, S.A., ADR.............................................................       3,780,625
     275,000      YPF, Sociedad Anonima, ADR....................................................       5,946,875
                                                                                                   -------------
                                                                                                      17,322,500
                                                                                                   -------------
                  Real Estate Investment Trusts  1.4%
     175,000      FelCor Suite Hotels, Inc. ....................................................       4,856,250
                                                                                                   -------------
                  Recreational Products  1.5%
     225,000      Callaway Golf Co. ............................................................       5,090,625
                                                                                                   -------------
                  Retail, Special Lines  0.7%
     125,000    a Borders Group, Inc. ..........................................................       2,312,500
                                                                                                   -------------
                  Retail Stores  0.3%
      75,000      Intimate Brands, Inc. ........................................................       1,125,000
                                                                                                   -------------
                  Semiconductors  7.3%
      38,500      AVX Corp. ....................................................................     $ 1,020,250
     160,000      Intel Corp....................................................................       9,080,000
     350,000    a National Semiconductor Corp. .................................................       7,787,500
     125,000    a SGS-Thomson Microelectronics, Inc., ADR.......................................       5,078,125
      80,000    a Xilinx, Inc. .................................................................       2,440,000
                                                                                                   -------------
                                                                                                      25,405,875
                                                                                                   -------------
                  Shoes  1.6%
      80,000      Nike, Inc., Class B...........................................................       5,570,000
                                                                                                   -------------

                  Telecommunications  9.9%
     125,000    a AirTouch Communications, Inc. ................................................       3,531,250
      60,000      AT&T Corp. ...................................................................       3,885,000
     100,000    a DSC Communications Corp. .....................................................       3,687,500
     325,000      ECI Telecommunications, Ltd. .................................................       7,414,063
     175,000      Ericsson, (L.M.) Telephone Co., ADR...........................................       3,412,500
     175,000      GTE Corp. ....................................................................       7,700,000
     200,000    a Tekelec.......................................................................       2,100,000
      75,000    a Tellabs, Inc. ................................................................       2,775,000
                                                                                                   -------------
                                                                                                      34,505,313
                                                                                                   -------------
                  Tobacco  2.0%
      75,000      Philip Morris Cos., Inc. .....................................................       6,787,500
                                                                                                   -------------
                  Toiletries & Cosmetics  1.7%
      45,000      Gillette Co. .................................................................       2,345,625
     100,000    a Estee Lauder Cos., Class A....................................................       3,487,500
                                                                                                   -------------
                                                                                                       5,833,125
                                                                                                   -------------
                  Toys & School Supplies  1.3%
     150,000      Mattel, Inc. .................................................................       4,612,500
                                                                                                   -------------
                  Transportation  0.9%
     135,000      Southwest Airlines Co. .......................................................       3,138,750
                                                                                                   -------------
                  Utilities  6.0%
     225,000    a AES Corp. ....................................................................       5,371,875
     225,000      Pacificorp....................................................................       4,781,250
     175,000      Pinnacle West Capital Corp. ..................................................       5,031,250
     225,000      Teco Energy, Inc. ............................................................       5,765,625
                                                                                                   -------------
                                                                                                      20,950,000
                                                                                                   -------------
                        Total Common Stocks (Cost $265,287,324).................................     327,282,410
                                                                                                   -------------
                  Preferred Stocks  1.7%
     300,000      News Corp., pfd., ADR (Cost $5,315,125).......................................       5,775,000
                                                                                                   -------------
                        Total Common Stocks and Preferred Stocks (Cost $270,602,449)............     333,057,410
                                                                                                   -------------
                  Bonds  1.0%
$  2,900,000    d Altera Corp., sub. notes, 5.75%, 06/15/02 (Cost $2,900,000)...................     $ 3,349,500
                                                                                                   -------------
                        Total Long Term Investments (Cost $273,502,449).........................     336,406,910
                                                                                                   -------------
  11,763,449    b Receivables from Repurchase Agreements  3.5%
                c Joint Repurchase Agreement, 5.745%, 1/2/96 (Maturity Value $12,251,895)
                   (Cost $12,244,079)...........................................................      12,244,079
                   Bear Stearns & Co., Inc. (Maturity Value $1,864,902)
                    Collateral: U.S. Treasury Notes, 5.75% - 8.875%, 2/29/96 - 08/31/00
                   Daiwa Securities America, Inc. (Maturity Value $1,062,483)
                    Collateral: U.S. Treasury Bills, 08/22/96
                   U.S. Treasury Notes, 5.125% - 6.25%, 08/31/96 - 06/30/98
                   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $1,864,902)
                    Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 03/31/97 - 11/30/99
                   Fuji Government Securities (Maturity Value $1,864,902)
                    Collateral: U.S. Treasury Notes, 7.50%, 12/31/96 - 10/31/99
                   Lehman Brothers, Inc. (Maturity Value $1,864,902)
                    Collateral: U.S. Treasury Notes, 5.75% - 8.75%, 09/30/97 - 09/30/00
                   SBC Capital Markets, Inc. (Maturity Value $1,864,902)
                    Collateral: U.S. Treasury Notes, 7.50%, 10/31/99
                   UBS Securities, Inc. (Maturity Value $1,864,902)
                    Collateral: U.S. Treasury Notes, 6.75% - 7.75%, 04/30/97 - 01/31/00

                                                                                                   -------------
                            Total Investments (Cost $285,746,528)  100.4%.......................     348,650,989
                            Liabilities in Excess of Other Assets, Net  (0.4%)..................      (1,233,607)
                                                                                                   -------------
                            Net Assets  100%....................................................    $347,417,382
                                                                                                   =============



                  At December 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $286,276,344 was as follows:
                    Aggregate gross unrealized appreciation for all investments in which there
                     was an excess of value over tax cost.......................................    $ 73,010,705
                    Aggregate gross unrealized depreciation for all investments in which there
                     was an excess of tax cost over value.......................................     (10,636,060)
                                                                                                   -------------
                    Net unrealized appreciation ................................................   $  62,374,645
                                                                                                   =============


aNon-income producing.
bFace amount for repurchase agreements is for the underlying collateral.
cSee Note 1(e) regarding joint repurchase agreement.
dSee Note 6 regarding Rule 144A securities.

The accompanying notes are an integral part of these financial statements.




FRANKLIN EQUITY FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 1995 (unaudited)

Assets:
 Investments in securities, at value (identified cost $273,502,449)..............................   $336,406,910
 Receivables from repurchase agreements, at value and cost.......................................     12,244,079
 Cash............................................................................................         26,000
 Receivables:
  Dividends and interest.........................................................................        430,776
  Capital shares sold............................................................................        197,316
 Prepaid expenses................................................................................         11,595
                                                                                                   -------------

      Total assets...............................................................................    349,316,676
                                                                                                   -------------

Liabilities:
 Payables:
  Investment securities purchased................................................................      1,406,113
  Capital shares repurchased.....................................................................        201,992
  Management fees................................................................................        151,134
  Distribution fees..............................................................................        109,569
  Shareholder servicing costs....................................................................         29,695
 Accrued expenses and other liabilities..........................................................            791
                                                                                                   -------------
      Total liabilities..........................................................................      1,899,294
                                                                                                   -------------
Net assets, at value.............................................................................   $347,417,382
                                                                                                   =============

Net assets consist of:
 Accumulated distributions in excess of net investment income....................................      $(33,686)
 Net unrealized appreciation on investments......................................................     62,904,461
 Undistributed net realized gain.................................................................      4,422,601
 Class I capital shares..........................................................................    278,160,079
 Class II capital shares.........................................................................      1,963,927
                                                                                                   -------------
Net assets, at value.............................................................................   $347,417,382
                                                                                                   =============
Net asset value per share for Class I*
 ($345,467,717 / 46,172,097 shares outstanding)..................................................          $7.48
                                                                                                   =============
Net asset value per share for Class II*
 ($1,949,665 / 261,143 shares outstanding).......................................................          $7.47
                                                                                                   =============


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.



FRANKLIN EQUITY FUND

Financial Statements (cont.)

Statement of Operations
for the six months ended December 31, 1995 (unaudited)

Investment income:
 Dividends.............................................................................   $2,215,250
 Interest..............................................................................      713,300
                                                                                       -------------

      Total income.....................................................................              $ 2,928,550
                                                                                                   -------------


Expenses:
 Management fees (Note 5)..............................................................      884,454
 Distribution fees - Class I (Note  5).................................................      313,399
 Distribution fees - Class II (Note  5)................................................        5,984
 Shareholder servicing costs (Note  5).................................................      190,293
 Reports to shareholders...............................................................      111,178
 Registration fees.....................................................................       20,075
 Professional fees.....................................................................       17,642
 Custodian fees........................................................................       12,638
 Directors' fees and expenses..........................................................       11,087
 Other.................................................................................        9,270
                                                                                       -------------
      Total expenses...................................................................                1,576,020
                                                                                                   -------------
        Net investment income..........................................................                1,352,530
                                                                                                   -------------
Realized and unrealized gain from investments:
 Net realized gain from investments....................................................               10,479,093
 Net unrealized appreciation on investments............................................               20,466,367
                                                                                                   -------------
Net realized and unrealized gain on investments........................................               30,945,460
                                                                                                   -------------
Net increase in net assets resulting from operations...................................              $32,297,990
                                                                                                   =============



The accompanying notes are an integral part of these financial statements.



FRANKLIN EQUITY FUND

Financial Statements (cont.)

Statements of Changes in Net Assets
for the six months ended December 31, 1995 (unaudited) and the year ended June 30, 1995

                                                                                     Six Months         Year
                                                                                        Ended           Ended
                                                                                  December 31, 1995 June 30, 1995
                                                                                    ------------     ----------
Increase in net assets:
 Operations:
  Net investment income.........................................................     $1,352,530       $3,481,376
  Net realized gain from security transactions (Note 1).........................     10,479,093       14,019,016
  Net unrealized appreciation on investments....................................     20,466,367       44,784,881
                                                                                    ------------     ----------
      Net increase in net assets resulting from operations......................     32,297,990       62,285,273
Distributions to shareholders from undistributed net investment income:
 Class I........................................................................     (1,519,771)      (3,378,248)
 Class II.......................................................................         (4,449)            (594)
Distributions to shareholders from undistributed net capital gain:
 Class I........................................................................    (19,948,499)     (26,013,031)
 Class II.......................................................................       (112,839)              --
Distributions to shareholders in excess of net investment income:
 Class I (Note 1)...............................................................        (33,497)              --
 Class II (Note 1)..............................................................           (189)              --
Increase in net assets from capital share transactions (Note 3 )................     18,933,117        5,031,719
                                                                                    ------------     ----------
      Net increase in net assets................................................     29,611,863       37,925,119
Net assets:
 Beginning of period............................................................    317,805,519      279,880,400
                                                                                    ------------     ----------
 End of period (including accumulated distributions in excess of net investment income of $(33,686) at 12/31/95 and
  undistributed net investment income of $171,690 at 6/30/95)...................   $347,417,382     $317,805,519
                                                                                    ============     ==========


The accompanying notes are an integral part of these financial statements.



FRANKLIN EQUITY FUND

Notes to Financial Statements (unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Equity Fund (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended.

The Fund offers two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge. Class II shares are sold with a lower front-end sales charge, but may be subject to a contingent deferred sales charge. Each class of shares has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class, and the exchange privilege of each class.

The offering of Class II shares began May 1, 1995, at which time all previously outstanding shares became Class I shares. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation: Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Manager. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Directors (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

b. Income Taxes: The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes.

c. Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sale transactions.

d. Investment Income, Expenses and Distributions: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

The distributions in excess of net investment income are not expected to result in a tax-basis return of capital as of the Fund's fiscal year-end.

e. Repurchase Agreements: The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund, to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1995, all outstanding repurchase agreements held by the Fund had been entered into on December 29, 1995.

2. DISTRIBUTIONS

At June 30, 1995, for tax purposes, the Fund had accumulated net realized gains of $14,534,662.

For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at December 31, 1995 by $529,816.


3. CAPITAL STOCK

At December 31, 1995, there were 5,000,000,000 shares of no par value capital stock authorized, of which 2,000,000,000 each were allocated to Class I and Class II shares respectively, and 1,000,000,000 were reserved for future allocation. Transactions in the Fund's capital stock were as follows:

Class I Shares:
                                                          Six Months Ended                   Year Ended
                                                          December 31, 1995                 June 30, 1995
                                                       ----------------------          ----------------------
                                                       Shares          Amount         Shares          Amount
                                                      ---------      -----------     ---------      -----------

Shares sold......................................       879,500      $ 6,721,465      1,665,660    $  10,894,657
Shares issued in reinvestment of distributions...     2,682,219       19,821,633      4,466,261       26,959,491
Shares redeemed..................................    (2,129,771)     (16,282,180)    (5,063,063)     (33,101,575)
Changes from exercise of exchange privilege:
 Shares sold.....................................     3,999,973       30,536,208     22,173,803      145,996,205
 Shares redeemed.................................    (3,078,334)     (23,496,598)   (22,281,525)    (146,048,397)
                                                      ---------      -----------     ---------      -----------
Net increase.....................................     2,353,587     $ 17,300,528        961,136     $  4,700,381
                                                      =========      ===========     =========      ===========

Class II Shares:
                                                          Six Months Ended                     Period
                                                          December 31, 1995         May 1, 1995 to June 30, 1995
                                                       ----------------------          ----------------------
                                                       Shares          Amount         Shares          Amount
                                                      ---------      -----------     ---------      -----------
Shares sold......................................       208,974       $1,600,270         42,125         $295,488
Shares issued in reinvestment of distributions...        12,932           95,437             86              594
Shares redeemed..................................        (3,630)         (27,943)            --               --
Changes from exercise of exchange privilege:
 Shares sold.....................................        12,025           91,044          5,964           42,110

 Shares redeemed.................................       (16,397)        (126,219)          (936)          (6,854)
                                                      ---------      -----------     ---------      -----------
Net increase ....................................       213,904       $1,632,589         47,239        $ 331,338
                                                      =========      ===========     =========      ===========


4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended December 31, 1995 aggregated $95,403,842 and $89,610,673, respectively.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Under the terms of a management agreement, Franklin Advisers, Inc., (Advisers) provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed monthly on the net assets of the Fund at the last day of the month at an annualized rate of 5/8 of 1% of the first $100 million of net assets, 1/2 of 1% of the net assets in excess of $100 million up to $250 million and 45/100 of 1% of net assets in excess of $250 million. The terms of the management agreement provide that annual aggregate expenses of the Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Fund's shares are registered. For the six months ended December 31, 1995, the Fund's expenses did not exceed these limitations.

Pursuant to a shareholder service agreement with Franklin/Templeton Investor Services, Inc., (Investor Services) the Fund pays costs on a per shareholder account basis. Such costs incurred for the six months ended December 31, 1995 aggregated $190,293, all of which was paid to Investor Services.

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), which were effective May 1, 1994 for Class I shares and May 1, 1995 for Class II shares, Class I and II shares will reimburse Franklin/Templeton Distributors, Inc. ("Distributors") in an amount up to a maximum of 0.25% per annum for Class I and 1.00% per annum for Class II of the average daily net assets of such class, for costs incurred in the promotion, offering and marketing of the Class I and II shares. Fees incurred under the Plans aggregated $319,383 for the six months ended December 31, 1995.

In its capacity as underwriter for the shares of the Fund, Distributors received commissions on sales of the Fund's capital stock. Commissions are deducted from the gross proceeds received from the sale of the capital stock of the Fund and as such are not expenses of the Fund. Distributors may also make payments, out of its own resources, to dealers for certain sales of Class I and Class II shares. Commissions received by Distributors and the amounts paid to other dealers for the six months ended December 31, 1995 were as follows:

                                          Class I   Class II
                                          -------    ------
Total commissions received............    $258,908  $16,462
                                          =======    ======
Paid to other dealers.................    $230,949  $28,066
                                          =======    ======


Distributors also received contingent deferred sales charges relating to transactions in the Fund in the amount of $129 for Class II.

Certain officers and directors of the Fund are also officers and/or directors of Distributors, Advisers, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc.


6. RULE 144A SECURITIES

Rule 144A provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act of 1933 for specified resales of restricted securities to qualified institutional investors. The Fund values these securities as disclosed in Note 1. At December 31, 1995 the Fund held 144A securities with a value aggregating $8,034,647 representing 2.3% of the Fund's net assets. See the accompanying Statement of Investments in Securities and Net Assets for specific information on such securities.


7. LOANS OF PORTFOLIO SECURITIES

During the six months ended December 31, 1995, the Fund loaned securities to certain brokers for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The cash collateral received is invested by the Fund in short-term instruments and any interest income in excess of a predetermined rebate to the brokers is kept by the Fund as interest income. Interest income from this source amounted to $5,681 for the six months ended December 31, 1995, and, as of that date, there were no loaned securities in the Fund.


8. FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period are as follows:

Class I Shares:
                                                    Six Months
                                                                            Year Ended June 30,
                                                       Ended          _____________________________________
                                                     12/31/95    1995      1994       1993      1992      1991
                                                     --------   -------   -------    -------   -------   -------
Per Share Operating Performance
Net asset value at beginning of period............    $7.24     $6.53     $7.25     $7.12      $7.36     $7.17
                                                     --------   -------   -------    -------   -------   -------
Net investment income.............................      .03       .08       .10       .12        .14       .15
Net realized and unrealized gain on securities....      .708     1.329      .107      .557       .089      .190
                                                     --------   -------   -------    -------   -------   -------

Total from investment operations..................      .738     1.409      .207      .677       .229      .340
                                                     --------   -------   -------    -------   -------   -------
Less distributions:
 From net investment income.......................     (.035)    (.079)    (.103)    (.119)     (.142)    (.150)
 From capital gains...............................     (.462)    (.620)    (.824)    (.428)     (.327)    --
 In excess of net investment income...............     (.001)     --         --        --        --       --
                                                     --------   -------   -------    -------   -------   -------
Total distributions...............................     (.498)    (.699)    (.927)    (.547)     (.469)    (.150)
                                                     --------   -------   -------    -------   -------   -------
Net asset value at end of period..................    $7.48     $7.24     $6.53     $7.25      $7.12     $7.36
                                                     ========   =======   =======    =======   =======   =======

Total Return**....................................    10.28%    23.78%     2.28%     9.53%      3.36%     4.87%

Ratios/Supplemental Data
Net assets at end of year (in 000's)..............   $345,468  $317,463  $279,880   $345,755  $364,826  $374,993
Ratio of expenses to average net assets...........      .94%*     .95%      .79%      .69%       .70%      .69%
Ratio of net investment income to average
 net assets.......................................      .81%*    1.21%     1.27%     1.67%      1.86%     2.29%
Portfolio turnover rate...........................    28.52%    86.20%    95.18%    51.12%     49.19%    56.76%
Average commission rate***........................      .0555     --         --        --        --       --


8. FINANCIAL HIGHLIGHTS (cont.)
Class II Shares:                                                                        Six Months
                                                                                           Ended   May 1, 1995 to
                                                                                         12/31/95   June 30, 1995
                                                                                          --------   -----------
Per Share Operating Performance
Net asset value at beginning of period................................................     $7.24        $6.65
                                                                                          --------   -----------
Net investment income.................................................................       .01          .01
Net realized and unrealized gain on securities........................................       .701         .615
                                                                                          --------   -----------
Total from investment operations......................................................       .711         .625
                                                                                          --------   -----------
Less distributions
 From net investment income...........................................................      (.018)       (.035)
 From capital gains...................................................................      (.462)      --
 In excess of net investment income...................................................      (.001)      --
                                                                                          --------   -----------
Total distributions...................................................................      (.481)       (.035)
                                                                                          --------   -----------
Net asset value at end of period......................................................     $7.47        $7.24
                                                                                          ========   ===========
Total Return**........................................................................      9.75%        9.42%
Ratios/Supplemental Data
Net assets at end of year (in 000's)..................................................    $1,950        $342
Ratio of expenses to average net assets...............................................      1.76%*       1.77%*
Ratio of net investment income to average net assets..................................       .65%*        .74%*
Portfolio turnover rate...............................................................     28.52%       86.20%
Average commission rate***............................................................       .0555      --


*Annualized.

**Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or the deferred contingent sales charge and assumes reinvestment of dividends and capital gains, if any, at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price.

***Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.

Franklin Equity Fund

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)



GRAPHIC MATERIAL (1)

This chart shows in pie chart format the fund's portfolio breakdown on December 31, 1995 as a percentage of the fund's total net assets.

Franklin Equity Fund
Portfolio Breakdown on 12/31/95
Transportation                                   0.89%
Health Care                                      7.03%
Electronic Technology                           17.10%
Commercial & Industrial Services                 3.27%
Retail & Consumer                               18.77%
Utilities                                       10.08%
Process Industries & Manufacturing               6.12%
Technology Services                              4.30%
Semiconductors                                   8.93%
Financials                                      10.56%
Minerals                                         9.71%
Short-Term Obligations & Other Net Assets        3.24%